UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22263

Exchange Traded Concepts Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, OK 73120

(Address of principal executive offices) (Zip code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, OK 73120

(Name and address of agent for service)

Copy to:

Christopher Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

EXCHANGE TRADED CONCEPTS TRUST

Capital Link NextGen Protocol ETF

(formerly Innovation Shares NextGen Protocol ETF)

Annual Report

November 30, 2020

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), the Fund may determine to no longer send shareholder reports by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. At such time, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Capital Link
NextGen Protocol ETF

Table of Contents

The Fund files its complete schedules of investments with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020) within sixty days after the end of the period. The Fund’s Forms N-Q and N-PORT are available on the Commission’s website at https://www.sec.gov.

Exchange Traded Concepts, LLC’s proxy voting policies and procedures are attached to the Fund’s Statement of Additional Information (the “SAI”). The SAI, as well as information relating to how the Fund voted proxies relating to the Fund’s securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-833-466-6383; and (ii) on the Commission’s website at https://www.sec.gov.

Capital Link

NextGen Protocol ETF

Management Discussion of Fund Performance

November 30, 2020 (Unaudited)

Dear Shareholders,

On behalf of the entire Capital Link ETF team, we want to express our appreciation for the confidence you have placed in the Capital Link NextGen Protocol ETF (“KOIN” or the “Fund”). The following information pertains to the fiscal period December 1, 2019 through November 30, 2020.

KOIN tracks the ATFI Global NextGen Fintech Index which seeks to give investors access to companies that may benefit from a technology that has the potential to revolutionize the way global trade is conducted, data is secured, supply chains are managed, financial instruments are cleared and contracts are recorded. Blockchain is a digital protocol for authentication and authorization that allows parties to bypass a centralized administrator. To give this basket a more defined framework, stocks are placed in one of four custom stakeholder categories in terms of how they relate to the theme: Cryptocurrency as Payment, Mining Enablers, Solutions Providers and Adopters.

The Fund had positive performance during the fiscal year ended November 30, 2020. The market price for KOIN increased 29.33% and the NAV increased 29.30%, while the S&P 500 Index, a broad market index, gained 17.46% over the same period. The Fund’s Index returned positive 29.93%.

NVIDIA Corporation (NVDA US) contributed the most positive performance to the Fund, while BP p.l.c (BP/LN) was the largest detractor from overall performance.

The Fund began trading on January 30, 2018, with outstanding shares of 475,000 as of November 30, 2020.

We appreciate your investment in KOIN.

Sincerely,

J. Garrett Stevens,
Chief Executive Officer
Exchange Traded Concepts, Adviser to the Fund

Capital Link

NextGen Protocol ETF

Management Discussion of Fund Performance

November 30, 2020 (Unaudited) (Concluded)

Growth of a $10,000 Investment

(at Net Asset Value)

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2020
	One Year		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Capital Link NextGen Protocol ETF	29.30%	29.33%	14.87%	14.89%
ATFI Global NextGen Fintech Index	29.93%	29.93%	15.48%	15.48%
S&P 500 Index	17.46%	17.46%	10.91%	10.91%

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
1/29/18
Nov 18
Nov 19
Nov 20
$15,044
$14,821
$13,418
Capital Link NextGen Protocol ETF*
ATFI Global NextGen Fintech Index
S&P 500 Index

*       The Fund commenced operations on January 29, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus, containing this and other information, is available at cli-etfs.com. Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal.

Current performance may be lower or higher than the performance data shown above.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the S&P 500 Index proportionate to its market value.

Capital Link

NextGen Protocol ETF

Schedule of Investments

November 30, 2020

Description	Shares	Fair Value
COMMON STOCK — 99.4%

Canada — 0.2%
TMX Group	304	$29,978

France — 7.2%
AXA	18,430	434,570
BNP Paribas	8,341	428,684
Capgemini	988	137,449
Engie	15,504	229,413
		1,230,116
Germany — 2.5%
SAP	3,477	424,154

Hong Kong — 1.6%
Hong Kong Exchanges & Clearing	5,700	283,364

India — 2.8%
Infosys ADR	31,958	486,401

Japan — 3.2%
GMO internet	5,700	160,491
HIS	3,800	58,672
Monex Group	28,500	95,387
Rakuten	11,400	127,803
SBI Holdings	3,800	103,131
		545,484
South Korea — 1.8%
Kakao	228	75,825
Samsung SDS	684	106,937
SK Telecom	608	130,496
		313,258
Description	Shares	Fair Value
Switzerland — 3.6%
Nestle	5,548	$620,067

Taiwan — 6.3%
Hon Hai Precision Industry	76,000	219,447
Taiwan Semiconductor Manufacturing ADR	8,778	851,642
		1,071,089
United States — 70.2%
Consumer Discretionary — 3.9%
Amazon.com*	209	662,121

Consumer Staples — 0.3%
Bunge	988	58,183

Financials — 5.4%
CME Group, Cl A	2,128	372,464
Intercontinental Exchange	4,617	487,140
Signature Bank NY	513	57,553
		917,157
Industrials — 3.3%
FedEx	1,330	381,151
IHS Markit	1,767	175,746
		556,897
Information Technology — 57.3%
Accenture, Cl A	1,881	468,538
Advanced Micro Devices*	4,294	397,882
Cisco Systems	15,770	678,425
Intel	14,231	688,069
International Business Machines	3,952	488,151
Intuit	1,140	401,303
Mastercard, Cl A	1,995	671,337
Micron Technology*	7,619	488,302
Microsoft	3,211	687,379
NVIDIA	1,463	784,256
Oracle	10,241	591,110
PayPal Holdings*	3,629	777,041
salesforce.com*	2,641	649,158
Square, Cl A*	1,634	344,709
Visa, Cl A(A)	3,306	695,417
VMware, Cl A(A)*	3,363	470,450
Xilinx	3,401	495,016
		9,776,543
		11,970,901
Total Common Stock
(Cost $13,133,683)		16,974,812

MONEY MARKET — 0.5%
JPMorgan U.S. Government Money Market Fund, Cl I, 0.03%(B)	82,224	82,224

Total Money Market (Cost $82,224)		82,224

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Protocol ETF

Schedule of Investments

November 30, 2020 (Concluded)

Description	Face Amount	Fair Value
REPURCHASE AGREEMENT — 1.2%(C)(D)
RBC Dominion Securities 0.100%, dated 11/30/2020 to be repurchased on 12/01/2020, repurchase price $195,477 (collateralized by U.S. Government obligations, ranging in par value $0 – $46,905, 0.000% – 6.375%, 12/08/2020 – 12/01/2050; with total market value $199,386)	$195,476	$195,476

Total Repurchase Agreement (Cost $195,476)		195,476

Total Investments — 101.1% (Cost $13,411,383)		$17,252,512

Percentages are based on net assets of $17,071,567.

*       Non-income producing security.

(A)   Certain securities or partial positions of certain securities are on loan at November 30, 2020 (see Note 6). The total market value of securities on loan at November 30, 2020 was $552,289.

(B)   The rate reported is the 7-day effective yield as of November 30, 2020.

(C)   Tri-Party Repurchase Agreement.

(D)   This security was purchased with cash collateral held from securities on loan (see Note 6). The total market value of such securities as of November 30, 2020 was $195,476.

ADR — American Depositary Receipt

Cl      — Class

The following is a list of the inputs used as of November 30, 2020 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$16,974,812	$—	$—	$16,974,812
Money Market	82,224	—	—	82,224
Repurchase Agreement	—	195,476	—	195,476
Total Investments in Securities	$17,057,036	$195,476	$—	$17,252,512

For the year ended November 30, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Protocol ETF

Statement of Assets and Liabilities

November 30, 2020

Assets:
Investments and Repurchase Agreement, at Cost	$13,411,383
Investments at Fair Value*	$17,057,036
Repurchase Agreements at Value	195,476
Dividends Receivable	16,515
Reclaims Receivable	7,854
Total Assets	17,276,881

Liabilities:
Payable Upon Return on Securities Loaned	195,476
Foreign currency payable	394
Advisory Fees Payable	9,444

Total Liabilities	205,314

Net Assets	$17,071,567

Net Assets Consist of:
Paid-in Capital	$13,540,622
Total Distributable Earnings	3,530,945

Net Assets	$17,071,567

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	475,000
Net Asset Value, Offering and Redemption Price Per Share	$35.94

*       Includes Market Value of Securities on Loan of $552,289.

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Protocol ETF

Statement of Operations

For the year ended November 30, 2020

Investment Income:
Dividend Income	$153,771
Interest Income	161
Income from Securities Lending	2,165
Less: Foreign Taxes Withheld	(9,682)

Total Investment Income	146,415

Expenses:
Advisory Fees	94,571
Less: Management Fee Waiver	(19,910)

Net Expenses	74,661

Net Investment Income	71,754

Net Realized Gain on:
Investments	30,645
Foreign Currency Transactions	1,681

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,764,620
Foreign Currency Translation	582
Net Realized and Unrealized Gain on Investments	2,797,528

Net Increase in Net Assets Resulting from Operations	$2,869,282

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Protocol ETF

Statements of Changes in Net Assets

	Year Ended November 30, 2020	Year Ended November 30, 2019
Operations:
Net Investment Income	$71,754	$139,415
Net Realized Gain on Investments and Foreign Currency Transactions	32,326	194,181 (1)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	2,765,202	1,303,788

Net Increase in Net Assets Resulting from Operations	2,869,282	1,637,384

Distributions:	(139,789)	(126,915)
Capital Share Transactions:
Issued	5,866,888	—
Redeemed	—	(3,338,010)
Increase (Decrease) in Net Assets from Capital Share Transactions	5,866,888	(3,338,010)

Total Increase (Decrease) in Net Assets	8,596,381	(1,827,541)
Net Assets:
Beginning of Year	8,475,186	10,302,727
End of Year	$17,071,567	$8,475,186
Share Transactions:
Issued	175,000	—
Redeemed	—	(125,000)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	175,000	(125,000)

(1)    Includes realized gains and losses as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Protocol ETF

Financial Highlights

Selected Per Share Data & Ratios

Year or Period Ended November 30,

For a Share Outstanding Throughout the Year/Period

	Net Asset Value, Beginning of Year/ Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year/ Period	Market Price, End of Year/ Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(2)
2020	$ 28.25	$ 0.22	$ 7.94	$ 8.16	$ (0.47)	$ —	$ (0.47)	$ 35.94	$ 35.96	29.30%	$ 17,072	0.75%^	0.95%	0.72%	26%
2019	24.24	0.36	3.94	4.30	(0.21)	(0.08)	(0.29)	28.25	28.26	18.22	8,475	0.73^	0.96	1.41	31
2018(3)	25.00	0.27	(1.03)(4)	(0.76)	—	—	—	24.24	24.23	(3.04)	10,303	0.65(5)	0.95(5)	1.30(5)	66

*       Per share data calculated using average shares method.

^      The ratio of Expenses to Average Net Assets includes the effect of a voluntary waiver reducing expenses 0.20% (See Note 3 in Notes to Financial Statements).

(1)    Total return is for the period indicated and has not been annualized for periods less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)    Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(3)    Commenced operations January 29, 2018.

(4)    The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the investments of the Fund.

(5)    Annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”) is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Commission under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company consisting of multiple investment portfolios. The financial statements herein are those of the Capital Link NextGen Protocol ETF (formerly Innovation Shares NextGen Protocol ETF) (the “Fund”). The Fund seeks to provide investment results that, before fees and expenses, track the performance of the ATFI Global NextGen Fintech Index (the “Index”). The Fund is classified as “diversified” under the 1940 Act. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). Penserra Capital Management LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund. The Fund commenced operations on January 29, 2018.

Shares of the Fund are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 25,000 shares, called “Creation Units”. Creation Units will be issued and redeemed principally in-kind for securities and/or cash constituting a substantial representation, or a representation of the securities on the Index. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with U.S. GAAP on the accrual basis of accounting. Management has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”), and concluded that the Fund meets the criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates and Indemnifications — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price for long positions and at the most recent ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less when acquired will be valued

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s fair value procedures. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Fund’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time, when under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value their securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•            Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund have the ability to access at the measurement date;

•            Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•            Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended November 30, 2020, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of Federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The Fund has reviewed all

Capital Link
NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until the repurchase date of the repurchase agreement. The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Fund’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

At November 30, 2020, the market value of the repurchase agreement outstanding was $195,476.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems shares on a continuous basis at NAV and only in large blocks of at least 25,000 shares (each block of shares for the Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $500 per transaction. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 per transaction. In addition to the fixed creation or redemption transaction fee, an additional creation transaction fee may be charged. The Adviser may retain all or portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the

Capital Link
NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

The following table discloses the Creation Unit breakdown based on the NAV as of November 30, 2020:

Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
25,000	$500	$898,500	$500

To the extent the Fund permits the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund at all or a portion of the applicable deposit securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount of 115% of the daily mark-to-market of the missing deposit securities. Amounts are disclosed as Segregated Cash Balance with Authorized Participants for Deposit Security and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

3. SERVICE PROVIDERS

Investment Advisory Agreement

The Adviser is located at 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser serves as investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Fund.

Beginning April 1, 2019, the Adviser has voluntarily agreed to waive a portion of its management fee with respect to the Fund in an amount equal to 0.20% of average daily net assets. This waiver may be discontinued at any time without notice. Prior to April 1, 2019, the Adviser had contractually agreed to waive 0.30% of its management fee. The voluntary and contractual waivers are non-recoupable.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

3. SERVICE PROVIDERS (continued)

The Adviser has entered into a license agreement with Innovation Shares LLC, the Fund’s index provider, pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

An interested Trustee of the Trust is also an officer of the Adviser. He receives no fees for serving as an officer of the Trust.

Sub-Advisory Agreement

Penserra Capital Management LLC, or the Sub-Adviser, is a New York limited liability company, located at 4 Orinda Way, Suite 100-A, Orinda, California 94563. During the period covered by this shareholder report, the Sub-Adviser was responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly at an annual rate of the average daily net assets of the Fund as follows: 0.05% on the first $500 million, 0.04% on next $500 million, 0.03% on assets greater than $1 billion, subject to a $20,000 annual minimum fee.

The Sub-Adviser’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in the Sub-Adviser. The Fund may execute brokerage or other agency transactions through registered broker dealer affiliates of the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission. For the year ended November 30, 2020, the Fund paid no commissions to affiliated brokers.

Distribution Arrangement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to an amended and restated Distribution Agreement dated November 10, 2011 (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent.

The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended November 30, 2020, no fees were paid by the Fund under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. The Bank of New York Mellon (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers of the Trust are affiliated with the Administrator. They receive no fees for serving as officers of the Trust.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

4. INVESTMENT TRANSACTIONS

For the year ended November 30, 2020, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

Purchases	Sales and Maturities
$2,702,915	$2,606,074

There were no purchases or sales of long-term U.S. Government securities by the Fund.

For the year ended November 30, 2020, there were in-kind transactions associated with creations and redemptions:

Purchases	Sales	Net Realized Gain/Loss
$5,646,300	$—	$—

For the year ended November 30, 2019, there were in-kind transactions associated with creations and redemptions:

Purchases	Sales	Net Realized Gain/Loss
$—	$3,215,072	$583,831

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), in the period that the differences arise. For the year ended November 30, 2020 there were no permanent differences charged or credited to paid-in capital or distributable earnings (accumulated losses). Permanent differences not charged or credited to paid-in capital or distributable earnings (accumulated losses) are primarily attributable to foreign currency translations.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

Ordinary Income
2020	$139,789
2019	126,915

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$70,855
Capital Loss Carryforward	(314,770)
Other Temporary Differences	1
Unrealized Appreciation	3,774,859
Total Distributable Earnings	$3,530,945

Capital Link
NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

5. TAX INFORMATION (continued)

The Fund is permitted to utilize capital losses that are carried forward and will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund has the following capital/loss carry forwards to offset capital gains for an unlimited period:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total Capital Loss Carryforwards
$244,378	$70,392	$314,770

During the year ended November 30, 2020 the Fund utilized $49,981 in short-term capital loss carryforwards and $1,931 in long-term capital loss carryforwards to offset capital gains.

For federal income tax purposes, the cost of investments owned at November 30, 2020, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2020, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$13,478,149	$3,903,805	$(128,946)	$3,774,859

6. SECURITIES LENDING

The Fund has entered into a Securities Lending Agreement with the Bank of New York Mellon (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the value of domestic equity securities and American Depositary Receipts (“ADR’) and 105% of the value of foreign equity securities (other than ADRs). However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent and the Fund earns a return from the collateral. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Fund that might occur during the term of the loan would be for the account of the Fund.

Cash collateral received in connection with securities lending is invested in repurchase agreements by the lending agent. The Fund does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund’s Schedule of Investments.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

6. SECURITIES LENDING (continued)

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of November 30, 2020:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*	Value of Non-cash Collateral Received**	Net Amount
$552,289	$195,476	$356,813	$—

*       The amount of collateral reflected in the table is presented on the Statement of Assets and Liabilities.

**     The amount of collateral reflected in the table does not include any over-collaterization received by the Fund.

The value of loaned securities and related collateral outstanding at November 30, 2020 are shown in the Schedule of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of November 30, 2020, the cash collateral was invested in Repurchase Agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the collateral, as of November 30, 2020:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$195,476	$—	$—	$—	$195,476
U.S. Government Securities	—	—	6,683	361,330	368,013
Total	$195,476	$—	$6,683	$361,330	$563,489

7. RISKS OF INVESTING IN THE FUND

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in the Fund’s prospectus. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

Common Stock Risk:    Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Cryptocurrency Risk:    Certain of the Fund’s investments may be subject to the risks associated with investing in cryptocurrencies. In particular, the Cryptocurrency Payees in which the Fund may invest may be subject to the risk that: the technology that facilitates the transfer of a cryptocurrency could fail; the decentralized, open source protocol of the peer-to-peer cryptocurrency computer network could be affected by Internet connectivity disruptions, fraud or cybersecurity attacks; such network may not be adequately maintained by its participants; because cryptocurrency is a new technological innovation with a limited history, it is a highly speculative asset;

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

future regulatory actions or policies may limit the ability to exchange a cryptocurrency or utilize it for payments; the price of a cryptocurrency may be impacted by the transactions of a small number of holders of such cryptocurrency; and that a cryptocurrency will decline in popularity, acceptance or use, thereby impairing its price.

Currency Exchange Rate Risk:    The Fund invest in securities denominated in non-U.S. currencies, changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non- U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipt Risk:    ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk:    An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk:    Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. An investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers.

Foreign Securities Risk:    Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Geographic Investment Risk:    To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Geopolitical Risk:    Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Index Tracking Risk:    The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

Industry Concentration Risk:    From time to time, the Fund may invest a significant percentage of their assets in issuers in a single industry (or the same group of industries) or sector of the economy. To the extent the Fund’s investments are concentrated in or have significant exposure to a particular issuer, industry or group of industries, or asset class, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries, or asset class than if the Fund’s investments were more broadly diversified.

IT Services Concentration Risk:    The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

Issuer-Specific Risk:    The Fund’s performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large Capitalization Risk:    Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Limited Authorized Participants, Market Makers and Liquidity Providers Concentration Risk:    Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk:    The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Methodology Risk:    The Fund seeks to track the performance of stocks of companies selected using a proprietary categorization and ranking Methodology developed by the Index Creator. No assurance can be given that stocks of innovators of companies selected according to the Methodology will outperform stocks of other companies. Moreover, there is no guarantee that the Methodology will generate or produce the intended results.

Mid-Capitalization Risk:    The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

New/Smaller Fund Risk:    A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

fund is fully invested. Similarly, a new or smaller Fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Fund may be liquidated by the Board of Trustees without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after the deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation, all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Operational Risk:    The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Passive Investment Risk:    The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Sector Focus Risk:    The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of its Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

Information Technology Sector Risk:    The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Securities Lending Risk:    To the extent the Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

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NextGen Protocol ETF

Notes to Financial Statements

November 30, 2020 (Concluded)

7. RISKS OF INVESTING IN THE FUND (continued)

Tracking Stock Risk:    Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Trading Risk:    Although the shares of the Fund are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings. An investment in securities of non-U.S. issuers may be in the form of depositary receipts or other securities convertible into securities of such issuers.

8. RECENT MARKET EVENTS

The spread of COVID-19 around the world has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to the COVID-19 pandemic, as well as its impact on the U.S. and international economies. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may in turn impact the value of the Fund’s investments. The ultimate impact of the pandemic on the financial performance of the Fund’s investments is not reasonably estimable at this time.

9. OTHER

At November 30, 2020, the records of the Trust reflected that 100% of the Fund’s total shares outstanding was held by two Authorized Participants in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures (except as disclosed in the following paragraph) and/or adjustments were required to the financial statements.

Effective December 11, 2020, the sub-advisory agreement with Penserra Capital Management LLC has been terminated.

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NextGen Protocol ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Capital Link NextGen Protocol ETF and
Board of Trustees of Exchange Traded Concepts Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Link NextGen Protocol ETF (formerly Innovation Shares NextGen Protocol ETF) (the “Fund”), a series of Exchange Traded Concepts Trust, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 28, 2021

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NextGen Protocol ETF

Trustees and Officers of the Trust

November 30, 2020 (Unaudited)

Set forth below is information about the Trustees of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI may be obtained without charge by calling 833-466-6383.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	Investment Adviser/ Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).	15	Trustee, ETF Series Solutions (2012 - 2014)
Independent Trustees
Timothy Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice (2000 – 2014).	26

Independent Trustee, Audit Committee Chair, Perth Mint Physical Gold ETF (2018 – 2020); Independent Trustee, Edward Jones Money Market Fund (since 2017); Independent Trustee, Source ETF Trust
(2014 – 2015).

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NextGen Protocol ETF

Trustees and Officers of the Trust

November 30, 2020 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Independent Trustees(3) (continued)
Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	26	None.
Stuart Strauss(4) (1953)	Trustee	Since 2021	Partner, Dechert, LLP (2009 – 2020).	15	None.
Mark Zurack (1957)	Trustee	Since 2011	Professor, Columbia Business School (since 2002).	15	Independent Trustee, AQR Funds (46 portfolios) (since 2014); Independent Trustee, Exchange Listed Funds Trust (2019); Independent Trustee, Source ETF Trust (2014 – 2015).

(1)        Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)        The Fund complex includes each series of the Trust and of Exchange Listed Funds Trust.

(3)        David M. Mahle resigned as an Independent Trustee effective December 31, 2020.

(4)        Mr. Strauss was appointed as an Independent Trustee effective January 1, 2021.

Capital Link

NextGen Protocol ETF

Trustees and Officers of the Trust

November 30, 2020 (Unaudited) (Concluded)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker Jr. is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120; the address of Stephen Connors is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and the address of Joseph Scavetti is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 220, Wayne, PA 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)

Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).

Richard Hogan (1961)	Secretary	Since 2011

President, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2003); Trustee and Secretary, Exchange Listed Funds Trust (since 2012); Board Member, Peconic Land Trust (2012 – 2016); Managing Member, Yorkville ETF Advisors (2011 – 2016).

James J. Baker Jr. (1951)	Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011); Managing Partner, Yorkville ETF Advisors (2012 – 2016); Vice President, Goldman Sachs (2000 – 2011).
Stephen Connors (1984)	Assistant Treasurer	Since 2020	Director, SEI Investments, Fund Accounting (since 2014). Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Joseph Scavetti (1968)	Chief Compliance Officer	Since 2018	Compliance Director, Cipperman Compliance Services, LLC (since 2018); Chief Operating Officer, Palladiem, LLC (2011 – 2018).

(1)        Each officer serves at the pleasure of the Board of Trustees.

Capital Link
NextGen Protocol ETF

Disclosure of Fund Expenses
(Unaudited)

All ETFs have operating expenses. As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses, dividend expense on securities sold short, and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2020 to November 30, 2020).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return	$ 1,000.00	$ 1,254.00	0.75%	$ 4.23
Hypothetical 5% Return	$ 1,000.00	$ 1,021.25	0.75%	$ 3.79

(1)        Expenses are equal to the Fund’s annualized expense ratio (including broker expense) multiplied by the average account value over the period, multiplied 183/366 (to reflect the one-half year period shown).

Capital Link
NextGen Protocol ETF

Notice to Shareholders

(Unaudited)

For shareholders that do not have a November 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended November 30, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
0.00%	100.00%	100.00%	55.69%	100.00%	0.00%	0.00%	0.00%

(1)        Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)        The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Trust to designate the maximum amount permitted by law.

(3)        “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4)        The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of ordinary distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)        The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

Capital Link
NextGen Protocol ETF

Supplemental Information

(Unaudited)

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “market price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at cli-etfs.com.

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10900 Hefner Pointe Drive, Suite 401
Oklahoma City, OK 73120

Investment Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 401
Oklahoma City, OK 73120

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
151 North Franklin Street
Suite 575
Chicago, IL 60606

This information must be preceded or accompanied by a current prospectus for the Fund described.

INN-AR-002-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$97,500	N/A	N/A	$58,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$23,500	N/A	N/A	$12,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal years 2020 and 2019 were $23,500 and $12,500, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees: Timothy Jacoby, Stuart Strauss, Linda Petrone and Mark Zurack.

Item 6.	Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for the Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 5, 2021

By	/s/ James J. Baker Jr.
James J. Baker, Jr., Treasurer

Date: February 5, 2021